                                                                    Exhibit 99.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made as of March 10, 1999, by and among MEDITRUST CORPORATION (the "BORROWER"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT"), BANKERS TRUST COMPANY, as Syndication Agent, BANKBOSTON, N.A., as Co-Documentation Agent, FLEET NATIONAL BANK, as Co-Documentation Agent, and the BANKS listed on the signature pages hereof.

                              W I T N E S S E T H:

      WHEREAS, the Borrower and the Banks have entered into the Credit Agreement, dated as of July 17, 1998, as amended by Amendment to Credit Agreement, dated as of November 23, 1998 (as so amended, the "CREDIT AGREEMENT"); and

      WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

      1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

      2. OPTIONAL TERMINATION. For purposes of Section 2.11(g) of the Credit Agreement, this Amendment shall be deemed to constitute the notice from the Borrower to the Administrative Agent and the Banks required by such Section, pursuant to which the Borrower has elected, effective as of the Effective Date, to cancel a portion of the Tranche A Loan Commitments in an amount equal to One Hundred Fifty Million Dollars ($150,000,000) in the aggregate.

      3. USE OF PROCEEDS. Section 5.16 of the Credit Agreement is hereby amended by adding after the phrase "(including associated artwork)" the following: "or from the sale of its golf related assets (both real and personal) but only to the extent that the Net Cash Proceeds in connection with any sale of such golf related assets (plus any taxable capital gains actually deducted in calculating the same), shall be in excess of $300,000,000."

      4. THE FEITS AGREEMENT. The following is hereby added to the end of
Section 5.23: "Notwithstanding the foregoing, the Borrower may enter into an amendment to the Current FEITS Agreement in the form previously delivered by the Borrower to the Administrative Agent, the Syndication Agent and the Co-Documentation Agent."

      5. HEALTHCARE INVESTMENTS. Section 5.25 of the Credit Agreement is hereby deleted.

      6. EFFECTIVE DATE. This Amendment (with the exception of the provisions of Paragraph 4 hereof, which shall become effective upon the satisfaction of clauses (a) through (d) below only) shall become effective when each of the following conditions is satisfied (or waived by the Required Banks) (the date such conditions are satisfied or waived being deemed the "EFFECTIVE DATE"):

      (a) the Borrower shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;

      (b) the Required Banks shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;

      (c) MOC shall have executed and delivered to the Administrative Agent a duly executed original of the Confirmation of Guaranty;

      (d) each of the Guarantors (as defined in the Guaranty) other than the golf related entities shall have executed and delivered to the Administrative Agent a duly executed original of the Confirmation of Guaranty;

      (e) the Borrower shall have delivered to the Administrative Agent financial projections for the first two fiscal quarters of its fiscal year 1999;

      (f) the sale of the Borrower's golf related assets (both real and personal) to an unaffiliated third party shall have closed;

      (g) the Administrative Agent shall have received an opinion of Nutter, McClennen & Fish, LLP and Goodwin, Procter & Hoar LLP, counsel for the Borrower, MOC and the other parties (the "OTHER PARTIES") to the Guaranty (other than the Administrative Agent and the golf related entities), acceptable to the Administrative Agent, the Banks and their counsel;

      (h) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, MOC, and the Other Parties, the authority for and the validity of this Amendment, and the other documents executed in connection therewith, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent. Such documentation shall include, without limitation, the certificate of incorporation and by-laws (or other organizational documents) of the Borrower, MOC, and the Other Parties, as amended, modified or supplemented prior to the Effective Date, each certified to be true, correct and complete by an officer of the Borrower, MOC or the Other Parties, as of a date not more than twenty (20) days prior to the Effective Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Delaware with respect to the Borrower and MOC and from the applicable Secretary of State with respect to each of the Other Parties organized in the United States (except as may be waived by the Administrative Agent), each to be dated not more than twenty (20) days prior to the Effective Date;

      (i) the Administrative Agent shall have received all certificates, agreements and other documents and papers referred to in this Amendment, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Administrative Agent in its reasonable discretion;

      (j) the Borrower, MOC and each of the Other Parties shall have taken all actions required to authorize the execution and delivery of this Amendment, the Confirmations of Guaranty and the other documents executed in connection herewith and the performance thereof by the Borrower, MOC and the Other Parties;

      (k) the Administrative Agent shall have received the reasonable fees and expenses accrued through the Effective Date of Skadden, Arps, Slate, Meagher & Flom LLP;

      (l) the representations and warranties of the Borrower contained in the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date; and

      (m) receipt by the Administrative Agent and the Banks of a certificate of an officer of the Borrower certifying that the Borrower is in compliance with all covenants of the Borrower contained in the Credit Agreement, including, without limitation, the requirements of Section 5.8, as of the Effective Date.

      7. ENTIRE AGREEMENT. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

      8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

      9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      10. HEADINGS, ETC. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

      11. NO FURTHER MODIFICATIONS. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



BORROWER:                           MEDITRUST CORPORATION


                                    By:
                                       -------------------------------
                                        Name:  Michael S. Benjamin
                                        Title: Senior Vice President

BANKS:

                                    MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, as a Bank and
                                         as Administrative Agent


                                    By:
                                       -------------------------------
                                       Name:  Timothy O'Donovan
                                       Title: Vice President

                                    BANKERS TRUST COMPANY, as a Bank
                                    and as Syndication Agent


                                    By:
                                       -------------------------------
                                       Name:  G. Andrew Keith
                                       Title: Vice President

                                    FLEET NATIONAL BANK, as a Bank
                                    and as Co-Documentation Agent


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    BANKBOSTON, N.A., as a Bank and
                                    as Co-Documentation Agent


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    NATIONSBANK, N.A., as a Bank


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    VIA BANQUE, as a Bank


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    OAK BROOK BANK, as a Bank


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    PARIBAS CAPITAL FUNDING LLC, as a Bank



                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    THE TRAVELERS INSURANCE COMPANY, as a Bank


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    TORONTO DOMINION (TEXAS), INC., as a Bank


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Bank


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    ML CLO XIX STERLING (CAYMAN) LTD.

                                    By: Sterling Asset Manager, LLC,
                                        as its Investment Advisor


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    INCOME STRATEGIES PORTFOLIO

                                    By: Merrill Lynch Asset Management LP,
                                          as Investment Advisor


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By: Merrill Lynch Asset Management LP,
                                          as Investment Advisor


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                    By: Merrill Lynch Asset management LP,
                                          as Investment Advisor


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    MERRILL, LYNCH, PIERCE, FENNER & SMITH INC.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    VAN KAMPEN SENIOR
                                    FLOATING RATE FUND


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    VAN KAMPEN
                                    SENIOR INCOME TRUST


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    VAN KAMPEN PRIME RATE INCOME
                                    TRUST


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    AERIES FINANCE LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    CERES FINANCE LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    STRATA FUNDING LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    MORGAN STANLEY SENIOR FUNDING, INC.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE INC.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    BANK ONE, ARIZONA, NA


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    CARAVELLE INVESTMENT FUND, L.L.C.


                                    By:
                                       ------------------------------

                                          By:
                                             -------------------------------
                                             Name:
                                             Title:

                                    CAPTIVA FINANCE LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    CAPTIVA II FINANCE LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    FIRST DOMINION FUNDING I


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    FRANKLIN FLOATING RATE TRUST


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    DRESDNER KLEINWORT BENSON


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    ERSTE BANK NEW YORK BRANCH


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    FIRST UNION NATIONAL BANK


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    KEY CORPORATE CAPITAL INC.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    KZH III LLC


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    KZH SHOSHONE LLC


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    KZH STERLING LLC


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    KZH HIGHLAND-2 LLC


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    KZH PAMCO LLC


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    LEHMAN SYNDICATED LOAN FUNDING
                                    TRUST

                                    BY: LEHMAN COMMERCIAL PAPER
                                        INC., NOT IN ITS INDIVIDUAL
                                        CAPACITY BUT SOLELY AS ASSET
                                        MANAGER


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    ML CBO IV (CAYMAN) LTD.

                                    By: Highland Capital Management,
                                        L.P., as Collateral Manager


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    ML CLO XX PILGRIM AMERICA

                                    By: Pilgrim Investments Inc., as
                                        its Investment Manager


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    PILGRIM PRIME RATE TRUST

                                    By: Pilgrim Investments Inc., as
                                        its Investment Manager


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    MOUNTAIN CLO TRUST


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    OXFORD STRATEGIC INCOME FUND

                                    By: Eaton Vance Management
                                          as Investment Advisor


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    PAM CAPITAL FUNDING L.P.

                                    By: Highland Capital Management,
                                        as Collateral Agent


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    PAMCO CAYMAN LTD.

                                    By: Highland Capital Management,
                                        as Collateral Manager


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    SENIOR DEBT PORTFOLIO

                                    By: Boston Management and
                                          Research as Investment
                                          Advisor


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    WAINWRIGHT BANK & TRUST COMPANY


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    ELC CAYMAN LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    BLACK DIAMOND CLO 1998-1 LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIOS-I, LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    PACIFICA PARTNERS I, L.P.


                                    By:
                                        -------------------------------


                                        By:
                                           -------------------------------
                                           Name:
                                           Title: